John Hancock Variable Insurance Trust
Supplement dated July 1, 2014
to the Prospectus dated April 30, 2014

New Income Trust

Effective July 1, 2014, the advisory fee rate schedule for New Income Trust is reduced as follows:

0.725% on the first $50 million of the net assets of the fund; and

0.675% on the next $50 million of the net assets of the fund.

When net assets of the fund exceed $100 million, the annual advisory fee rate for that day is 0.650% on all net assets of the fund.

When net assets of the fund exceed $250 million, the annual advisory fee rate for that day is 0.600% on all net assets of the fund.

When net assets of the fund exceed $500 million, the annual advisory fee rates for that day are 0.575% on the first $500 million of net assets of the fund, and 0.550% on the excess over $500 million of net assets of the fund.

When net assets of the fund exceed $1 billion, the annual advisory fee rate for that day is 0.550% on all net assets of the fund.

Small Cap Growth Trust

Effective July 1, 2014, the advisory fee rate schedule for Small Cap Growth Trust is reduced as follows:

1.100% on the first $100 million of Aggregate Net Assets*;

1.050% on the next $400 million of Aggregate Net Assets; and

1.000% on Aggregate Net Assets over $500 million.

*Aggregate Net Assets include the net assets of the fund and Small Cap Growth Fund, a series of John Hancock Funds II.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.